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                                                                      EXHIBIT 32

                 MASCO CORPORATION AND CONSOLIDATED SUBSIDIARIES
          CERTIFICATION REQUIRED BY RULE 13A-14(B) OR 15D-14(B) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934
      AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

      The certification set forth below is being submitted in connection with the Masco Corporation Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004 (the "Report") for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.

      Richard A. Manoogian, the Chief Executive Officer, and Timothy Wadhams, the Senior Vice President and Chief Financial Officer, of Masco Corporation, each certifies that, to the best of his knowledge:

      1. The Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Masco Corporation.

Date: August 5, 2004                      /s/  Richard A. Manoogian
                                          -----------------------------------
                                          Name: Richard A. Manoogian
                                          Title: Chief Executive Officer

Date: August 5, 2004                      /s/  Timothy Wadhams
                                          -----------------------------------
                                          Name: Timothy Wadhams
                                          Title: Senior Vice President and
                                                   Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to Masco Corporation and will be retained by Masco Corporation and furnished to the Securities and Exchange Commission or its staff upon request.